2016 Q3 Earnings Call November 4, 2016, 10:00 am PT Exhibit 99.2

Forward Looking Statements and Non-GAAP Information Certain statements contained in the Company’s press release for the three and nine months ended September 30, 2016 and the accompanying comments during our conference call that are not historical information may constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, but not limited to, forward-looking statements related to: community count growth, gross margin performance, market and industry trends, the continued housing market recovery, operating and financial results for the full year 2016, ASP of homes to be closed in various periods, SG&A percentage, future cash needs and liquidity, leverage ratios and reduction strategies, land acquisition spending and backlog conversion rates. The forward-looking statements involve risks and uncertainties and actual results may differ materially from those projected or implied. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events or changes in these expectations. Further, certain forward-looking statements are based on assumptions of future events which may not prove to be accurate. Factors that may impact such forward-looking statements include, among others: the availability of subcontractors, labor and homebuilding materials and increased construction cycle times; adverse weather conditions; our financial leverage, level of indebtedness and covenant compliance; continued volatility and worsening in general economic conditions either internationally, nationally or in regions in which we operate; changes in governmental laws, regulations and decisions and increased costs, fees and delays associated therewith; uncertainties regarding the U.S. presidential election; worsening in markets for residential housing; the impact of construction defect, product liability and home warranty claims, including the adequacy of self-insurance accruals, and the applicability and sufficiency of our insurance coverage; decline in real estate values resulting in impairment of our real estate assets; volatility in the banking industry and credit markets; uncertainties in the capital and securities markets; building moratorium or “slow-growth” or “no-growth” initiatives that could be implemented in states in which we operate; changes in mortgage and other interest rates; conditions in the capital, credit and financial markets, including mortgage lending standards and the availability of mortgage financing; changes in prices of homebuilding materials; competition for home sales from other sellers of new and resale homes; cancellations and our ability to realize our backlog; the occurrence of events such as landslides, soil subsidence and earthquakes that are uninsurable, not economically insurable or not subject to effective indemnification agreements; whether we are able to pay off or refinance the outstanding balances of our debt obligations at their maturity; limitations on our ability to utilize our tax attributes; whether an ownership change occurred that could, under certain circumstances, have resulted in the limitation of our ability to offset prior years’ taxable income with net operating losses; the timing of receipt of regulatory approvals and the opening of projects; the availability and cost of land for future development; and additional factors discussed under the sections captioned “Risk Factors” included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business. This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. GAAP. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in the Appendix to this presentation. A copy of the press release reporting the Company’s financial results for the three and nine months ended September 30, 2016 is available on the Company's website at www.lyonhomes.com.

Management Presenters William H. Lyon Chairman of the Board and Executive Chairman Matthew R. Zaist President and Chief Executive Officer Colin T. Severn Senior Vice President and Chief Financial Officer

Year over Year Comparisons % y-o-y change: +10% +17% +3% +4% % y-o-y change: +35% +28% +7% +7% % y-o-y change: (18%) (8%) (4%) (3%) Net New Orders (Units) Order Value (In Millions) Average Community Count Monthly Order Absorption Rate/Avg. Community % y-o-y change: +12% +25% +13% +17% Order ASP ($ In Thousands) $465 $473 $456 $486 $444 $486 $475 $536 2014 2015 2016

% y-o-y change: +13% +37% +31% +40% Year over Year Comparisons (continued) % y-o-y change: +13% +40% +20% +19% Homes Closed Homebuilding Revenue ($ Million) Bps y-o-y change: +70bps +10bps (200bps) (250bps) Bps y-o-y change: (70bps) (110bps) (180bps) (140bps) Adjusted Gross Margin Gross Margin (GAAP) 2014 2015 2016 (1) (1) Includes previously disclosed $3.9 million infrastructure charge in Northern California.

Summary of Q3 and YTD 2016 Results William Lyon Homes’ business has continued to improve across a number of financial and operating metrics Dollar value of orders up 17% y-o-y Q3, and up 18% y-o-y YTD to over $1.1 billion. New home deliveries are up 19% and 25% y-o-y Q3 and YTD, respectively, and home sales revenues up 40% and 36%. Operating income up 44% and 26% y-o-y Q3 and YTD, respectively, and net income up 8% and 18%. SG&A margin Q3 of 10.4%, improvement of 160 bps y-o-y and SG&A margin YTD of 11.1%, improvement of 120 bps y-o-y.

2016 Sales Volume – Actual vs. Prior Year Total Net Orders by Month (Units) % y-o-y change: +21% +22% +11% +3% (7%) +13% +4% (3%) +12% +18% 2015 2016 Avg. Sales Locations: 55 72 52 67 54 67 63 68 69 72 71 77 71 79 73 78 76 76 75 78 74 72 Monthly Absorption Rate: 3.0 2.8 3.6 3.4 4.3 3.8 4.5 4.3 4.0 3.5 4.0 4.2 3.1 2.8 3.1 2.9 2.4 2.7 2.3 2.7 2.6 2.1

Backlog Growth – Year over Year Value $537M Homes 1,032 ASP $520k Q3 2015 Q3 2016 Value $591M Homes 1,071 ASP $552k Units 4%ASP 6%$ Value 10%

Strong New Order Growth – Dollars Trailing Twelve Months Dollar value of new home orders of $1.35 billion on a TTM basis, an increase of 17% over the TTM period in the prior year and up 77% over a two year period. Q3’16 dollar value of new orders was $349 million, up 17% over the prior year. TTM Dollar Value of Orders ($ Millions) TTM Ending: Up 17% Y-o-Y

We employ a diversified product strategy, even within the same project footprint, allowing us to serve a wide range of buyers and to adapt quickly to strengthening or weakening market conditions Breadth of product and price point allows flexibility to pursue a broader array of land acquisition opportunities Entry Level product represents 42% of units in backlog as of 9/30/16, up from 39% in the prior year, demonstrating our continued focus on that buyer segment. ASP by Buyer Type ($ in ‘000s) Units by Buyer Type High Quality, Diverse Product Offerings Buyer Type – Q3 2016 Homes Closed Price Range – Q3 2016 Home Closings and Backlog Home Closings - Units Backlog - Units ASP: $509k ASP: $552k Buyer Type – Q3 2016 Ending Backlog ASP by Buyer Type ($ in ‘000s) Units by Buyer Type $361 $525 $689 $1,486 Entry 1st time move-up Luxury 2nd time move-up $383 $535 $786 $1,758 Entry 1st time move-up Luxury 2nd time move-up > $600k 23% £ $300k 21% $301k - $450k 29% $451k - $600k 26% > $600k 33% £ $300k 25% $301k - $450k 24% $451k - $600k 18% 2nd time move-up 18% Entry 49% Entry 42% 1st time move-up 29% Luxury 4% 2nd time move-up 14% 1st time move-up 40% Luxury 4%

Backlog Conversion Rate Backlog Conversion Rate - Quarterly

Consistent Growth and Operating Leverage Over the last several years, the Company has generated strong annual revenue growth and consistently lower SG&A as a percentage of homebuilding revenue. Q3’16 SG&A represents 10.4% of the quarterly homebuilding revenue, improvement of 160bps from 12.0% in Q3’15. TTM Total Revenue ($ Millions) TTM Ending: TTM SG&A as a % of Homebuilding Revenue Note: 2014 SG&A excludes Polygon transaction fees of $5.9 million. SG&A G&A 7.1% 6.4% 6.2% 6.0% 10.9% 10.6% 11.2% 11.1%

Continued Growth and Diversification Through Monetization of High Quality Land Positions Total lots owned and controlled vs. years of land supply YTD Q3’16 Deliveries - Units Continued diversification across markets Lots Inventory Summary as of 9/30/16 We own 13,867 lots (76% of total) and control 4,282 lots (24% of total) as of September 30, 2016 in some of the most dynamic and land constrained markets in the Western U.S. YTD Q3’16 Home Revenue - $

Key Investment Highlights Strong presence in high quality markets Attractive land portfolio High quality, diverse product offerings Balanced capital structure Expertise in land acquisition, entitlement, and development Disciplined operating strategy Strong customer satisfaction and significant brand loyalty Experienced management team

Appendix

Adjusted EBITDA

Adjusted Homebuilding Gross Margin (1) Cost of sales excluding interest and purchase accounting adjustments